                                                                    EXHIBIT 99.1


[LETTERHEAD Gonzalez Macin  y Cia., S. C.]
--------------------------------------------------------------------------------


BOARD OF DIRECTORS AND SHAREHOLDERS
QUALTON HOTELS & RESORTS CORPORATION
MEXICO CITY, MEXICO


WE HAVE AUDITED THE ACCOMPANYING BALANCE SHEETS OF QUALTON HOTELS & RESORTS CORPORATION AS OF DECEMBER 31, 1999 AND 1998 AND THE RELATED STATEMENTS OF OPERATIONS, SHAREHOLDERS' EQUITY AND CASH FLOWS FOR THE YEARS THEN ENDED. AS DESCRIBED IN NOTE 1 OF NOTES TO FINANCIAL STATEMENTS, THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ON THE BASIS OF ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES, EXPRESSED IN UNITED STATES DOLLARS. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS, IN THE UNITED STATES AND MEXICO. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, BASED ON OUR AUDITS, THE 1999 AND 1998 FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF QUALTON HOTELS & RESORTS CORPORATION AS OF DECEMBER 31, 1999 AND 1998 AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR THE YEARS THEN ENDED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

                                                   C.P. GUILLERMO GONZALEZ MACIN

MEXICO, D.F.
AUGUST 15, 2000

                      QUALTON HOTELS & RESORTS CORPORATION
          CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 1998 AND 1999
                           (EXPRESSED IN U.S. DOLLARS)


                                          1998        1999                                                    1998          1999
                                        ---------   ---------                                               ---------    ----------
        ASSETS                                                            LIABILITIES
     Current Assets                                                   Current Liabilities

Bank and Cash Equivalents               1,208,590     322,632     Accounts Payable              (note 8)    1,945,411     2,651,078
Accounts Receivable          (note 4)   2,945,508   3,684,729     Other Creditors                              36,334        79,109
Trade                        (note 5)     773,266     560,254     Bank Interest                                     0             0
Affiliated Companies                            0   1,659,253     Retained Taxes                (note 9)    1,808,404     3,514,533
Others Accounts Receivable                 10,183       5,449     Accrued Expenses                              7,217        11,449
Inventories                  (note 6)     437,248     539,398     Affiliated Companies                      1,534,492     1,958,912
Prepaid Expenses                          657,484   1,691,056                                               ---------    ----------
Miscellaneous                                 802           0
                                        ---------   ---------          Total Current Liabilities            5,331,858     8,215,081

     Total Current Assets               6,033,081   8,462,771
                                                                  Others                                       78,913        44,817
                                                                  Long Term Liabilities                     1,507,071     1,938,568
                                                                                                            ---------    ----------
  Net Fixed Assets
                                                                             Total Others                   1,585,984     1,983,385
Property and Equipment Net   (note 7)     830,644     798,120

                                                                          TOTAL LIABILITIES                 6,917,842    10,198,466
                                                                                                            =========    ==========

Others                                      1,972       2,188
Equity investments                         17,630      17,630
                                        ---------   ---------
                                                                       SHAREHOLDERS' EQUITY
      Total Others                         19,602      19,818
                                                                  Capital Stock                 (note 10)     123,638       123,987
                                                                  Legal Reserve Account                         5,181         5,181
                                                                  Retained Earnings
                                                                     Current Year
                                                                                                              (15,924)     (883,591)
                                                                  Retained Earnings
                                                                     Previous Year              (note 11)    (147,410)     (163,334)
                                                                                                            ---------    ----------


                                                                    TOTAL SHAREHOLDERS' EQUITY                (34,515)     (917,757)
                                                                                                            =========    ==========


                                                                  TOTAL LIABILITIES AND
               TOTAL ASSETS             6,883,327   9,280,709        SHAREHOLDERS' EQUITY                   6,883,327     9,280,709
                                        =========   =========                                             ===========    ==========

              Read the accompanying notes to financial statements, which are integral part of this financial statement.

                      QUALTON HOTELS & RESORTS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1999
                           (EXPRESSED IN U.S. DOLLARS)


REVENUES                                                                1998             1999
                                                                     ----------       ----------
All Inclusive Room and Food and Beverage                              9,513,411       16,109,292
Food & Beverage - Additional Sales                                      478,548          281,868
Other Operating Departments                                           1,699,540        1,283,900
Maintenance Fees                                                         16,095           29,024
Spa                                                                      51,377          256,265
Other Revenues                                                        1,358,153          125,777

                                                                     ----------       ----------
Total Revenues                                                       13,117,124       18,086,126

COSTS AND EXPENSES

Cost of Services                                                      1,779,152        2,703,716

                                                                     ----------       ----------
Gross Profit                                                         11,337,972       15,382,410

OPERATING EXPENSES

Rooms                                                                   422,509          547,168
Food & Beverage                                                         261,332          434,037
Payroll & Related Items                                               3,287,064        4,546,382
Advertising & Promotion                                                 905,625        1,382,146
2% Fees                                                                       0                0
Maintenance                                                             876,198        1,261,934
Utilities                                                               755,165          915,271
General & Administration                                              1,402,913        1,510,685
3% Fees                                                                       0                0
Administrative Services                                                       0                0
Entertainment                                                           211,326          235,298
Spa                                                                      64,972          109,261
Other                                                                   324,148          314,275

                                                                     ----------       ----------
TOTAL EXPENSES                                                        8,511,252       11,256,457

GROSS OPERATING PROFIT                                                2,826,720        4,125,953

OPERATING FIXED CHARGES

Base Management Fee                                                     131,913          413,265
Translation Gain (Loss) Expenses                                      (170,372)          285,060

                                                                     ----------       ----------
TOTAL FIXED CHARGES                                                    (38,459)          698,325

OTHER EXPENSES

Building/Land Lease Vallarta                                            987,826        1,399,963
Building/Land Lease Acapulco                                          1,211,797        1,242,348
Building/Land Lease Ixtapa                                              109,308          329,721
Other                                                                   320,353        1,170,523

                                                                     ----------       ----------
Total Other                                                           2,629,284        4,142,555

EBITDA

Interest Expense                                                            491           (6,091)
Depreciation & Amortization                                             146,920          174,755

                                                                     ----------       ----------
INCOME (LOSS) BEFORE TAXES                                               88,484         (883,591)


Asset Tax                                                                     0                0
Deferred Income Tax                                                     104,408                0

                                                                     ----------       ----------
NET INCOME (LOSS)                                                       (15,924)        (883,591)


PER SHARE INFORMATION

 Weighted average shares outstanding - basic and fully diluted            1,000            1,000
                                                                     ----------       ----------

 Net (loss) per share - basic and fully diluted                          (15.92)         (883.59)
                                                                     ----------       ----------

              READ THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS, WHICH ARE INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                      QUALTON HOTELS & RESORTS CORPORATION
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE TWO YEARS ENDED DECEMBER 31, 1998 AND 1999
                          (EXPRESSED IN U.S. DOLLARS)


                                                                                      RETAINED          RETAINED
                                                    CAPITAL      LEGAL RESERVE        EARNINGS          EARNINGS
                                                     STOCK          ACCOUNT         CURRENT YEAR      PREVIOUS YEAR        TOTAL
                                                    ------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                           24,133              -            (57,242)           (90,168)        (123,277)
                                                    ==============================================================================

Capital Stock                                        99,505                                                                99,505

Legal Reserve                                                        5,181                                                  5,181

Application of net loss 1997                                                           57,242            (57,242)               -

Net loss                                                                              (15,924)                            (15,924)

                                                    ------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                          123,638          5,181            (15,924)          (147,410)         (34,515)
                                                    ==============================================================================

Add (deduct):
Capital Stock                                           349                                                                   349


Application of net loss 1998                                                           15,924            (15,924)               -


Net loss                                                                             (883,591)                           (883,591)

                                                    ------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                          123,987          5,181           (883,591)          (163,334)        (917,757)
                                                    ==============================================================================

              READ THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS, WHICH ARE INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                      QUALTON HOTELS & RESORTS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1999
                           (EXPRESSED IN U.S. DOLLARS)


                                                                                   1998           1999
                                                                                 ---------      ---------
Cash flows from operating activities:

   Sources of cash:
      Interest
      Other

   Uses of cash:
      Interest
      Operating expenses                                                         1,006,249       (918,831)
                                                                                 ---------      ---------

         Cash (used-in) provided by operating activities                         1,006,249       (918,831)

Cash flows from investing activities:
   Source of cash:
      Property and equipment net                                                  (226,200)        32,524
      Investment in Securities                                                     (10,965)
         Cash provided by (used in) investing activities
                                                                                 ---------      ---------
                                                                                  (237,165)        32,524

Cash flows from financing activities:
   Source of cash:
         Capital stock                                                              99,505            349
         Legal Reserve Account                                                       5,181

   Use of cash:
      Payments of:
         Related party
         Notes payable, governmental agencies
                                                                                 ---------      ---------
         Cash provided by (used-in) financing activities                           104,686            349


Effect of exchange rates on cash and equivalents

(Decrease) increase in cash                                                        873,770       (885,958)

Cash, beginning                                                                    334,820      1,208,590

                                                                                 ---------      ---------
Cash, ending                                                                     1,208,590        322,632
                                                                                 =========      =========

              READ THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS,
             WHICH ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                      QUALTON HOTELS & RESORTS CORPORATION
                CONSOLIDATED STATEMENTS OF CASH FLOW (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1999
                           (EXPRESSED IN U.S. DOLLARS)


                                                                                   1998           1999
                                                                                 ---------      ---------
Reconciliation of net loss to cash (used-in)
   provided by operating activities:

Net loss                                                                           (15,924)      (883,591)

Adjustment to reconcile net loss to cash
   (used-in) provided by operating activities:

   Changes in assets and liabilities:
      Accounts receivable                                                         (590,130)      (739,221)
      Trade                                                                       (773,266)       213,012
      Affilliate companies                                                       1,512,897     (1,659,253)
      Other accounts receivable                                                    (10,183)         4,734
      Inventories                                                                 (371,793)      (102,150)
      Prepaid expenses                                                            (596,525)    (1,033,572)
      Miscellaneous                                                                   (802)           802
      Others                                                                        (1,972)          (216)
      Accounts payable                                                          (2,035,273)       705,667
      Others creditor                                                               36,334         42,775
      Retained Taxes                                                               821,358      1,706,129
      Accrued expenses                                                             (36,145)         4,232
      Affilliated companies                                                      1,481,689        424,420
      Others                                                                        78,913        (34,096)
      Long term liabilities                                                      1,507,071        431,497

                                                                                 ---------      ---------
         Total adjustments                                                       1,022,173        (35,240)

Cash provided by (used-in) operating activities                                  1,006,249       (918,831)
                                                                                 =========      =========

              READ THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS,
             WHICH ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                      QUALTON HOTELS & RESORTS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1998 AND 1999


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        BASIS OF ACCOUNTING:

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States Dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

        MANAGEMENT ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        FAIR VALUE OF FINANCIAL INSTRUMENTS:

Financial instruments, which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statement at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

        FOREIGN CURRENCY TRANSLATION:

Local currency is the functional currency for the Company. Assets and liabilities are translated using the exchange rates in effect at the balance sheet date. Income and expenses are translated at the average exchange rates during the year.

NOTE 2. CORPORATE PURPOSE AND INCORPORATION

The Company was incorporated under the laws of the Republic of the Marshall Islands on September 4, 1996. The purpose of the Company is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Marshall Islands Business Corporations Act. The Company owns 99% of the issued and outstanding shares of capital stock of Hotelera Qualton, S.A. de C.V.

A) HOTELERA QUALTON

Hotelera Qualton was incorporated under the laws of Mexico on September 18, 1992. The Company's main corporate purpose is to process, consult, manage, build, purchase, sell, lease and perform any other kind of legal permissible and lawful transactions related to all kinds of hotels, restaurants, bars, apartments or any other kind of tourism complexes and, in general, all matters related to promoting tourism.

Hotelera Qualton owns 99.9% of the equity in two affiliated companies, as follows:

1) IMPULSORA TURISTICA DE ACAPULCO, S.A. DE C.V.:

Impulsora Turistica de Acapulco, S.A. de C.V., was incorporated under the laws of Mexico on August 28, 1996, commencing operations as of December of that same year, with a 99-year life, with its main corporate purpose to manage, consult, build, exploit, purchase, sell and lease all kinds of hotels and tourism complexes and real estate property, and, in general, all matters related to the promotion of tourism.

2) IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V.:

Impulsora Turistica de Ixtapa, S.A. de C.V., was incorporated under the laws of Mexico on August 20, 1998, with its main corporate purpose to process, consult, manage, build, exploit, purchase, sell, lease, sublet and perform any other kind of lawful legal transactions related to all kinds of hotels, motels, restaurants, bars, apartments and, in general, all matters related to the promotion of tourism.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary is presented below of the more significant accounting policies used in preparing these financial statements:

A) MONETARY UNIT
The attached financial statements and their respective notes are expressed in United States Dollars.

B) INVENTORIES AND SALE COSTS.
Inventories are stated at replacement cost and sales costs are determined using an average cost method.

C) CARRYING VALUE OF FIXED ASSET INVESTMENTS.
The carrying value of these investments is their acquisition cost. The estimate for depreciation is accumulated by means of periodic charges to the fiscal year results, calculated using the straight-line method over the related estimated useful lives as of the year of acquisition.

D) INTEGRAL COST OF FINANCING.
This item includes interest payable and receivable.

E) SECURITY INVESTMENTS.

Investments in negotiable securities are expressed at acquisition cost, which is similar to their market value.

F) PROPERTIES AND EQUIPMENT.
Properties and equipment are initially registered at acquisition cost. Expenditures for maintenance and repairs are charged to operating expenses as they arise during the year.

G) DEPRECIATION AND AMORTIZATION.
Depreciation and amortization are calculated using the straight-line method over the estimated useful life of the assets, applying the following rates.


                                                     ANNUAL %
                                                    ----------
          Furniture and Equipment                       10
          Office Equipment                              10
          Telephony Equipment                           10
          Computer Equipment                        25 and 30
          Transportation Equipment                      25
          Installation Expenses                         5

H) EQUITY INVESTMENTS.
Equity investments in affiliated companies are registered at acquisition cost.

NOTE 4. ACCOUNTS RECEIVABLE.

The balances of accounts receivable of the Company at December 31, 1999 and 1998 are composed of the following:


                                                     1999                  1998
                                                   ---------             ---------
Central Office Clients                                     0               213,878
Mexico Office Clients                                      0               287,699
Condominio Humboldt                                1,505,000             1,720,000
Accounts Receivable                                1,472,535               529,898
Officers and Employees                                 9,778                 9,334
Deliveries to be Confirmed                            42,664                17,350
Payments in Advance to Suppliers                     123,392                32,758
Agencies                                             743,060               348,068
Credit Cards                                          21,173                11,304
Estimate of Doubtful                               (232,873)             (224,781)
Accounts Receivable

             TOTAL                                 3,684,729             2,945,508
                                                   =========             =========

NOTE 5. TRADE

The Company's trade balances at December 31, 1999 and 1998 are composed of the following:


                                                       1999                  1998
                                                     -------               -------
Clients                                              553,478               761,595
Various Debtors                                        6,776                11,671

             TOTAL                                   560,254               773,266
                                                     =======               =======

NOTE 6. INVENTORIES

The balances of the Company's inventories at December 31, 1999 and 1998 are:


                                                       1999                  1998
                                                     -------               -------
Food                                                 148,213               113,895
Beverages                                             78,496                44,681
Supplies                                              68,841                37,080
Stationery                                            38,646                27,088
Maintenance                                           81,425                64,587
Logo Shop                                             86,078               102,076
Operating Equipment                                   37,699                47,841

             TOTAL                                   539,398               437,248
                                                     =======               =======


NOTE 7. NET FIXED ASSETS

The balances of the Company's net fixed assets at December 31, 1999 and 1998 are composed of the following:


                                                       1999                  1998
                                                     -------               -------
Transportation Equipment                             167,432               146,289
Computer Equipment                                   136,139               139,040
Office Equipment                                      38,231                30,154
Telephony Equipment                                  113,946               113,946
Furniture and Equipment                              342,372               401,215

             TOTAL                                   798,120               830,644
                                                     =======               =======

NOTE 8. ACCOUNTS PAYABLE

The balances of the Company's accounts payable at December 31, 1999 and 1998 are composed of the following:


                                                     1999                  1998
                                                   ---------             ---------
Suppliers                                          1,384,183               868,591
Various Creditors                                    243,053               355,192
Tropical Club de Ixtapa                               39,966                65,245
I.T.O.                                                47,585                45,931
Deposits for Reservations                            732,700               457,349
Employee Profit Sharing                               96,894                93,527
Other Accounts Payable                               106,697                59,576

             TOTAL                                 2,651,078             1,945,411
                                                   =========             =========


NOTE 9. TAXES PAYABLE

The balances of the Company's taxes payable at December 31, 1999 and 1998 are composed of the following:


                                                     1999                  1998
                                                   ---------             ---------
2% Payroll Tax                                        46,338                39,540
2% Pension Benefit Plan (S.A.R.)                      11,589                 8,852
5% Infonavit                                          23,728                20,162
Mexican Social Security Institute                     14,387                17,282
Employee Revenue Tax (I.S.P.T.)                      526,895               393,876
VAT (I.V.A.) Withheld on Professional Fees             5,063                     0
VAT (I.V.A.) Withheld on Leases                          643                     0
10% Withholding on Professional Fees                  24,773                13,135
10% Withholding on Leases                              6,619                 4,386
Income Tax (I.S.R.)                                  238,159               229,883
VAT (I.V.A.) Payable                               2,592,258             1,058,044
Taxes Agreed Payable                                  24,081                23,244

             TOTAL                                 3,514,533             1,808,404
                                                   =========             =========

NOTE 10. CAPITAL STOCK

The balances of the Company's capital stock at December 31, 1999 and 1998 are composed of the following:

                                                      1999                   1998
                                                     -------               -------
Subscribed Capital                                    27,566                27,566
Variable Capital                                      96,421                96,072

             TOTAL                                   123,987               123,638
                                                     =======               =======


NOTE 11. TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY

The Commercial Companies Law establishes that the loss of two thirds of capital stock or more is a cause for dissolution of the Company in the event that any creditor or stockholder takes such action.